Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated October 24, 2017
to
Prospectus
dated May 1, 2017
for
Group Variable Universal Life Insurance Contracts

This Supplement should be read and retained with the current Prospectus for your Group Variable Universal Life Insurance Certificate. This Supplement is intended to update certain information in the Prospectus for your Group Variable Universal Life Insurance Certificate. If you would like another copy of the current Prospectus, please contact us at (800) 562-9874.

We were notified on October 18, 2017 of a systems issue with a third-party service provider utilized by certain Trusts whose Portfolios are made available in our products.   The system issue has been resolved and no changes were necessary to the Portfolios’ reported net asset values (NAVs) and performance information.  The Portfolios’ NAVs are used to calculate the unit values and performance information for Sub-Accounts offering the Portfolios as investment options under our products.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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